Exhibit 99.1  Press Release

Mid-America Apartment Communities, Inc.
A self-managed Equity REIT

Press Release, 4th Quarter Earnings 2001

FROM:      Simon R. C. Wadsworth, CFO
SUBJECT:   Fourth Quarter and 2001 Earnings Meet Expectations
DATE:      February 14, 2002

o  Fourth quarter FFO of $0.70 per share; in line with forecast
o  Leasing activity slows during fourth quarter; improvement in 2002 expected
o  Balance sheet strengthening; positioning for growth through acquisitions

Memphis, TN. Mid-America Apartment Communities, Inc. (NYSE: MAA) announced today Funds From Operations ("FFO") for the fourth quarter ended December 31, 2001 were $14.4 million, $0.70 per share. For the full year 2001 FFO was reported to be $57.2 million, $2.80 per share. These results are in line with earnings estimates.

Net income before extraordinary items for the fourth quarter was 14 cents per common share, an increase from 12 cents per common share for the comparable prior year period. For the full year 2001 net income before extraordinary items was 78 cents per common share versus 79 cents per common share for all of 2000. After extraordinary items, the Company reported net income of 12 cents per common share for the quarter and 72 cents per common share for the full year 2001.

Eric Bolton, President and CEO said, "We anticipated a reduced level of leasing traffic and a resulting decline in occupancy during the fourth quarter. This traditionally slow leasing quarter was further pressured by a down economy, a resilient home buying environment and an over-supply of new construction in a few markets. Leasing concessions and vacancy loss caused revenue for our same store group of properties to fall by 0.7% during the fourth quarter, compared to the same period of the prior year. We expect that during the second quarter of this year, the stronger spring leasing season will generate improved leasing traffic and occupancy levels. Our efforts to lower resident move-outs during this slower leasing period continued to show positive results. Unit turnover declined 0.4% during the fourth quarter. Absent any further deterioration in the economy, we expect to see a steady improvement in occupancy over the course of 2002."

"Our property management team continues to do an excellent job in limiting the growth of operating expenses. As a result of new internet-based operating programs and support systems, as well as a continuation of our utility cost management and billing initiatives, total operating expenses on a same store basis were flat (0% increase) as compared to the same period of the prior year. Our properties are in excellent physical condition and continue to capture numerous civic and industry awards. Recurring capital spending on our properties totaled $11.6 million or $375 per unit in 2001, down from $12.7 million or $410 per unit in 2000. We forecast recurring capital spending to remain at this lower level in 2002."

"Our balance sheet continues to strengthen, steadily gaining additional capacity as we complete funding and lease-up of our construction pipeline," said Simon Wadsworth, Executive Vice-President and CFO. "In addition, with over $200 million of our debt refinanced or renegotiated in 2001, we only have $50 million of financing scheduled for 2002. At year end 2001 our average debt cost was 6.3%, down from 7.2% a year ago. Our Board voted to hold our dividend payout at its present level given the anticipated softness in property revenues headed into 2002. We are comfortable with our current payout level, especially given our growing balance sheet capacity."

"Our current FFO forecast for 2002 calls for $2.80 per share, with a range of $2.77 to $2.82. The key variables are an anticipated strengthening in the economy and markets over the second half of the year, movements in interest rates and the level of anticipated increases in both property insurance and real estate tax expenses. On a quarterly basis, our overall FFO 2002 forecast is $0.67 per share for Q1, $0.70 for Q2, $0.71 for Q3 and $0.72 for Q4. We have assumed growths of 1.6% in same store revenues, 3.5% in operating expenses and 0.5% in same store NOI. We have included no property acquisitions in our 2002 forecast, although we believe that there is an increasing possibility that there will be some."

Bolton added, "Our team of experienced multifamily real estate operators and high-quality properties continue to perform in a strong, steady and reasonably predictable fashion in this weak economy. Our development pipeline is fully funded and construction will be completed this quarter. Our capital has been prudently deployed; we have avoided the mistakes made in chasing hi-tech start up ventures and the accompanying large capital write-offs which accompanied many of these. Our balance sheet is strengthening and our dividend is secure. While the current operating environment and market conditions are expected to dampen earnings over the first part of this year, we believe that opportunities will be increasing to create more value for our shareholders through attractive acquisitions and redevelopment of undervalued properties."


MAA is a self-administered, self-managed apartment-only real estate investment trust which owns or has ownership interest in 33,459 apartment units including 77 units in the development pipeline throughout the southeast and southcentral U.S. For further details, please refer to our website at www.maac.net or contact Simon R. C. Wadsworth at (901) 682-6668, ext. 105. 6584 Poplar Ave., Suite 300, Memphis, TN 38138.

Certain matters in this press release may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated growth rate of revenues, expenses, and net operating income at Mid-America's properties, anticipated lease-up (and rental concessions) at development properties, costs remaining to complete development properties, planned acquisitions, planned dispositions, developments, and property financing. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, construction delays that could cause new and add-on apartment units to reach the market later than anticipated, changes in interest rates and other items that are difficult to control such as insurance rates, increases in real estate taxes in numerous markets, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

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CONSOLIDATED STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
In thousands except per share data
                                                               Three months ended December 31,     Twelve months ended December 31,
                                                              ----------------------------------  ----------------------------------
                                                                  2001               2000              2001              2000
                                                              ---------------   ----------------  ----------------  ----------------
Property revenues                                                   $ 55,757           $ 55,979         $ 226,270         $ 222,532
Property operating expenses                                           20,886             20,844            84,584            83,446
------------------------------------------------------------------------------------------------------------------------------------
Net operating income                                                  34,871             35,135           141,686           139,086
Interest and other non-property income                                   323                503             1,310             1,526
Management and development income, net                                   186                190               755               739
FFO from real estate joint ventures                                      203                330               972             1,053
Property management expenses                                           2,681              2,298            10,204             9,509
General & adminstrative                                                1,452              1,302             5,879             5,317
Interest expense                                                      12,272             13,192            52,598            50,736
Gain on disposition of non-depreciable assets                              -                  -               229                 -
Preferred dividend distribution                                        4,028              4,027            16,113            16,114
Depreciation and amortization non-real estate assets                     113                155               594               514
Amortization of deferred financing costs                                 657                606             2,352             2,758
------------------------------------------------------------------------------------------------------------------------------------
Funds from operations                                                 14,380             14,578            57,212            57,456

Depreciation and amortization                                         12,931             12,834            51,457            51,330
Joint venture depreciation adjustment included in FFO                    325                308             1,268             1,210
Gain on disposition of non-depreciable assets included in FFO              -                  -               229                 -
Preferred dividend distribution add back                              (4,028)            (4,027)          (16,113)          (16,114)
------------------------------------------------------------------------------------------------------------------------------------
Income before gain on disposition of assets, minority interest
    and extraordinary item                                             5,152              5,463            20,371            21,030
Net gain on disposition of assets                                      1,869              1,083            11,933            11,587
Minority interest in operating partnership income                       (469)              (346)           (2,573)           (2,626)
------------------------------------------------------------------------------------------------------------------------------------
Income before extraordinary item                                       6,552              6,200            29,731            29,991
Ex item - Loss on debt extinguishment , net of MI                        407                  -             1,033               204
Preferred dividend distribution                                        4,028              4,027            16,113            16,114
------------------------------------------------------------------------------------------------------------------------------------
Net income available for common shareholders                        $  2,117           $  2,173         $  12,585         $  13,673
====================================================================================================================================

Weighted average common shares - Diluted                              17,568             17,512            17,532            17,597
Weighted average common shares and units - Diluted                    20,489             20,458            20,464            20,551
Funds from operations per share and units - Diluted                 $   0.70           $   0.71         $    2.80         $    2.80
Net income available for common shareholders
    before extraordinary items per share - Diluted                  $   0.14           $   0.12         $    0.78         $    0.79
Net income available for common shareholders
    after extraordinary items per share - Diluted                   $   0.12           $   0.12         $    0.72         $    0.78

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CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                   December 31,      December 31,
                                                                                                       2001              2000
                                                                                                  ----------------  ----------------
Assets
Real estate assets, net                                                                                $1,216,933        $1,244,475
Cash and cash equivalents, including restricted cash                                                       23,432            33,567
Other assets                                                                                               23,123            25,729
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                       $1,263,488        $1,303,771
====================================================================================================================================

Liabilities
Bonds and notes payable                                                                                $  779,664        $  781,089
Other liabilities                                                                                          41,564            37,306
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                     821,228           818,395

Shareholders' equity and minority interest                                                                442,260           485,376
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities & shareholders' equity                                                           $1,263,488        $1,303,771
====================================================================================================================================

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OPERATING RESULTS
----------------------------------------------------------------------------------------------------------------------------
Dollars and shares in thousands except per share data
ROA                                                  Annualized       Trailing
                                                        4Q01         4 Quarters
                                                    -------------   -------------
       Gross Real Estate Assets, Average               $1,449,720      $1,445,061
       EBITDA                                          $  123,172      $  126,288
       EBITDA/Gross Real Estate Asses                        8.5%            8.7%

                                                    Three Months Ended December 31, Twelve Months Ended December 31,
                                                    ------------------------------- --------------------------------
                                                        2001            2000            2001            2000
                                                    --------------- --------------- --------------- ----------------
Common and Preferred Dividends as % of FFO                     87%             86%
EBITDA/Debt Service (1)                                      2.28            2.13
EBITDA/Fixed Charges (2)                                     1.77            1.68
Total Debt as % of Gross Real Estate Assets                    54%             55%
MAA portion of JV debt                                    $27,107         $27,353
Capitalized Interest YTD                                  $ 1,382         $ 3,730

FAD
       FFO                                                $14,380         $14,578         $57,212         $57,456
       Average Units                                       30,553          30,875          30,778          30,924
       Average Shares - Diluted                            20,489          20,458          20,464          20,551
       Recurring Capex                                    $ 2,892         $ 3,174         $11,567         $12,697
       FAD                                                $11,488         $11,404         $45,645         $44,759
       Free Cash Flow (3)                                 $12,258         $12,165         $48,591         $48,031

PER SHARE (DILUTED)
       FFO                                                $  0.70         $  0.71         $  2.80         $  2.80
       FAD                                                $  0.56         $  0.56         $  2.23         $  2.18
       Free Cash Flow (3)                                 $  0.60         $  0.59         $  2.37         $  2.34
       Distribution                                       $ 0.585         $ 0.585         $  2.34         $ 2.320

(1)  Annualized  EBITDA for  trailing  six  months to  annualized  debt  service
(aggregate of principal and interest) for same period.

(2)  Annualized  EBITDA for  trailing  six months to  annualized  fixed  charges
(aggregate of preferred distributions, principal and interest) for same period.

(3) Includes addback of other non-cash items, primarily non-real estate depreciation and amortization.

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OTHER DATA
----------------------------------------------------------------------------------------------------------------------------
Shares and units in thousands except per share data
                                                      Three Months Ended December 31, Twelve Months Ended December 31,
                                                      ------------------------------- --------------------------------
                                                             2001            2000            2001            2000
                                                      -------------- ---------------- --------------- ----------------
Weighted average common shares and units - Basic           20,348          20,426          20,359          20,498
Weighted average common shares and units - Diluted         20,489          20,458          20,464          20,551
Number of apartment units with ownership interest
    (excluding development units not delivered)            33,382          33,612          33,382          33,612
Apartment units added during period, net                       91            (115)           (230)           (289)

PER SHARE DATA
       Funds from operations per share - Basic            $  0.71         $  0.71         $  2.81         $  2.80
       Funds from operations per share - Diluted          $  0.70         $  0.71         $  2.80         $  2.80
       Net income available for common shareholders
           before extraordinary items - Diluted           $  0.14         $  0.12         $  0.78         $  0.79
       Net income available for common shareholders
           after extraordinary items - Diluted            $  0.12         $  0.12         $  0.72         $  0.78
       Dividend declared per common share                 $  0.585        $  0.585        $  2.340        $  2.325

DIVIDEND INFORMATION (latest declaration)             Payment         Payment          Record
                                                     per Share          Date            Date
                                                   ------------   -------------   -------------
       Common Dividend - quarterly                    $0.5850        1/31/2002       1/24/2002
       Preferred Series A - monthly                   $0.1979        2/15/2002        2/1/2002
       Preferred Series B - monthly                   $0.1849        2/15/2002        2/1/2002
       Preferred Series C - quarterly                 $0.5859        1/15/2002        1/2/2002

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COMMUNITY STATISTICS
----------------------------------------------------------------------------------------------------------------------------
Represents current stabilized communities
                                                                      At December 31, 2001
                                               ------------------------------------------------------------
                                                                                                   MAA
                                                                                                 Average
                                                 Number of      Portfolio          MAA         Rental Rate
                                                    Units      Concentration     Occupancy       Per Unit
                                                ------------  --------------  --------------  --------------
Tennessee
    Memphis                                          4,177            13.2%         88.9%         $ 612.96
    Nashville                                        1,150             3.6%         94.3%         $ 674.08
    Chattanooga                                        943             3.0%         95.5%         $ 549.31
    Jackson                                            664             2.1%         90.4%         $ 605.26
Florida
    Jacksonville                                     2,846             9.0%         93.7%         $ 675.58
    Tampa                                            1,120             3.5%         94.1%         $ 747.13
    Other                                            2,518             8.0%         94.0%         $ 707.22
Georgia
    Atlanta                                          1,652             5.2%         90.7%         $ 786.19
    Columbus / LaGrange                              1,509             4.8%         93.7%         $ 646.48
    Augusta / Aiken / Savannah                       1,132             3.6%         96.2%         $ 611.55
    Other                                            1,742             5.5%         93.2%         $ 657.01
Texas
    Dallas                                           2,056             6.5%         91.1%         $ 651.09
    Austin                                           1,254             4.0%         94.5%         $ 718.44
    Houston                                            682             2.2%         96.9%         $ 592.33
South Carolina
    Greenville                                       1,492             4.7%         91.4%         $ 587.48
    Other                                              784             2.5%         95.3%         $ 694.41
Kentucky
    Lexington                                          370             1.2%         92.4%         $ 601.96
    Other                                              624             2.0%         93.6%         $ 618.94
Mississippi                                          1,673             5.3%         94.2%         $ 582.05
Arkansas                                               808             2.6%         90.8%         $ 613.58
Alabama                                                952             3.0%         93.8%         $ 653.03
North Carolina                                         738             2.3%         93.6%         $ 619.79
Ohio                                                   414             1.3%         87.4%         $ 710.55
Virginia                                               296             0.9%         98.3%         $ 673.99
------------------------------------------------------------------------------------------------------------
                                       Total        31,596           100.0%         92.8%         $ 652.69

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SAME STORE STATISTICS
----------------------------------------------------------------------------------------------------------------------------
Dollars in thousands except Average Rental Rate
                                        Three Months Ended December 31,              Twelve Months Ended December 31,
                                  ------------------------------------------   ---------------------------------------------
                                                                  Percent                                        Percent
                                      2001          2000           Change          2001            2000           Change
                                  -----------  -------------  --------------   -----------  ---------------  ---------------
Revenues                             $51,695       $52,053            -0.7%      $208,534         $205,958           1.3%

Property Operating Expenses           13,325        13,536            -1.6%        52,828           53,021          -0.4%
RE Taxes and Insurance                 5,925         5,715             3.7%        23,562           22,368           5.3%
----------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses              19,250        19,251             0.0%        76,390           75,389           1.3%

----------------------------------------------------------------------------------------------------------------------------
NOI                                  $32,445       $32,802            -1.1%      $132,144         $130,569           1.2%
----------------------------------------------------------------------------------------------------------------------------

Units                                 28,573        28,567                         28,461           28,458
Average Rental Rate                  $656.82       $642.26             2.3%      $ 649.78         $ 632.96           2.7%
Average Physical Occupancy              93.2%         94.7%           -1.6%          94.1%            95.2%         -1.1%

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DEBT AS OF DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
Dollars in thousands
                                        Principal    Average Years    Average
                                         Balance      to Maturity       Rate
                                      -------------- -------------- -----------
Fixed Rate - Conventional                  $451,486           6.5        6.9%
Fixed Rate - Tax-free                       118,899          19.8        6.1%
Line of Credit - Swapped to Fixed Rate      125,000           6.6        6.9%
Variable Rate - Tax-free                     22,560          26.1        2.8%
Variable Rate - Conventional                 61,719           7.9        2.8%
                                      -----------------------------------------
    Total                                  $779,664           9.2        6.3%

FUTURE PAYMENTS                                                                Average
                                       Scheduled                               Rate for
                                      Amortization   Maturities      Total    Maturities
                                     -------------- ------------- ---------- ------------
                                2002      $  3,956      $ 16,390    $ 20,346    6.2%
                                2003         3,740       154,120     157,860    6.5%
                                2004         3,862        71,168      75,030    7.0%
                                2005         4,086         3,215       7,301    8.8%
                                2006         4,166        36,010      40,176    6.1%
                          Thereafter       129,755       349,196     478,951    6.1%
                                     ----------------------------------------------------
                               Total      $149,565      $630,099    $779,664    6.3%

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DEVELOPMENT PIPELINE
-----------------------------------------------------------------------------------------------------------------------------
Dollars in thousands
DEVELOPMENT STATISTICS                                              Current                          Actual/Forecast
                                                                                           ------------------------------------
                                                        Total      Estimated   Cost to      Construction     Initial    Stabil-
                                                                                           ---------------
                                                        Units        Cost        Date       Start  Finish   Occupancy   ization
                                                    ------------- ----------- ----------   ------ -------- ----------- --------
Completed Communities in Lease-up
    Grand Reserve Lexington           Lexington, KY          370     $31,288     $31,288    3Q98    3Q00       4Q99      2Q02
    Reserve at Dexter Lake Phase II     Memphis, TN          244      15,973      15,973    2Q99    2Q01       1Q00      2Q02
    Grande View Nashville             Nashville, TN          433      36,313      36,313    1Q99    2Q01       3Q00      2Q02
                                                    -------------------------------------
         Total Completed Communities                       1,047      83,574      83,574

Under Construction
    Reserve at Dexter Lake Phase III    Memphis, TN          244      15,541      15,004    3Q00    1Q02       2Q01      4Q02

                                                    -------------------------------------
               Total Units in Lease-up/Development         1,291     $99,115     $98,578
                                                    -------------------------------------

OCCUPANCY STATISTICS                                             Apartments
                                                    -------------------------------------
                                                      Available     Leased     Occupied
                                                    ------------- ----------- -----------
Completed Communities in Lease-up
    Grand Reserve Lexington                                  370         317         307
    Reserve at Dexter Lake Phase II                          244         192         187
    Grande View Nashville                                    433         338         333
                                                    -------------------------------------
         Total Completed Communities                       1,047         847         827

Under Construction
    Reserve at Dexter Lake Phase III                         196          22          16

                                                    -------------------------------------
               Total Units in Lease-up/Development         1,243         869         843
                                                    -------------------------------------